UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

PRONAI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 – 885 West Georgia Street Vancouver, British Columbia, Canada		V6C 3E8
(Address of principal executive offices)		(Zip Code)

(604) 558-6536

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2016, ProNAi Therapeutics, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders and the following proposals were adopted:

1.	Election of two Class I directors, Jeffrey H. Cooper and Tran Nguyen, each to serve a three-year term, which will expire at the 2019 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Jeffrey H. Cooper	18,565,218	1,593,294	3,671,345
Tran Nguyen	18,565,218	1,593,294	3,671,445

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
23,565,808	33,323	230,726	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRONAI THERAPEUTICS, INC.

Date: June 21, 2016	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

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